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Supplement to the Prospectus and Statement of Additional Information, dated March 1, 2025

Harbor Osmosis Emerging Markets Resource Efficient ETF
Harbor Osmosis International Resource Efficient ETF
October 9, 2025
Effective December 1, 2025 (the “Effective Date”), Robbie Parker, CFA, will no longer serve as a portfolio manager to the Harbor Osmosis Emerging Markets Resource Efficient ETF and the Harbor Osmosis International Resource Efficient ETF (the “Funds”).
Accordingly, all references to Mr. Parker in the Prospectus and Statement of Additional Information are hereby removed as of the Effective Date.
There are no other changes to the Funds other than those noted herein.
Investors Should Retain This Supplement For Future Reference
S1025.P.SAI.ETF